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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 21, 2000
                              (DECEMBER 21, 2000)
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                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)

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
         OKLAHOMA                         1-13726                        73-1395733
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(State or other jurisdiction      (Commission File No.)      (IRS Employer Identification No.)
    of incorporation)
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       6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA          73118
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           (Address of principal executive offices)              (Zip Code)


                                 (405) 848-8000
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              (Registrant's telephone number, including area code)



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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 9.  REGULATION FD

Chesapeake Energy Corporation has adopted a policy of providing investors with guidance on certain factors which affect our future financial performance. As of December 21, 2000, we are using the key operating assumptions set forth in
Exhibit 99 in our projections for the fourth quarter 2000 and full year 2001. We are posting the same information on our web site at www.chkenergy.com. We caution you that our outlook is given as of December 21, 2000 based on currently available information, and that we are not undertaking any obligation to update our estimates as conditions change or other information becomes available.




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibits.   The following exhibit is filed herewith:

         99.   Chesapeake Energy Corporation Outlook dated December 21, 2000.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      CHESAPEAKE ENERGY CORPORATION



                                      BY: /s/ AUBREY K. MCCLENDON
                                         --------------------------------------
                                             AUBREY K. MCCLENDON
                                           Chairman of the Board and
                                            Chief Executive Officer

Dated:  December 21, 2000



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                                INDEX TO EXHIBIT


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
EXHIBIT
NUMBER           DESCRIPTION
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
  99             Chesapeake Energy Corporation Outlook dated December 21, 2000.
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